FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


ADCPB BALANCE

Initial ADCPB                                                        85,790,915.00
Prior Month ADCPB                                                    18,015,456.05
Current Month ADCPB (Before addition of New Property)                16,894,573.54
Base Principal Amount (Prior - Current)                               1,120,882.51
Add:  ADCPB of New Transferred Property                                       0.00
Ending ADCPB (Current + ADCPB of New Property)                       16,894,573.54

CLASS A INTEREST SCHEDULE

      Prior Month Class A Principal Balance                          13,778,778.48
      Class A Certificate Rate                                                6.85%
      One twelfth of Class A Certificate Rate                                 0.57%
      Class A Certificate Interest                                       78,653.86
      Prior Month Class A Overdue Interest                                    0.00

      Class A Interest Due                                               78,653.86
      Class A Interest Paid                                              78,653.86

      Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

      Prior Month Class A Principal Balance                          13,778,778.48
      Class A Percentage                                                     86.00%
      Base Principal Amount                                           1,120,882.51
                                                                     -------------
      Class A Base Principal Distribution Amount                        963,958.96
      Prior Month Class A Overdue Principal                                   0.00
                                                                     -------------
      Total A Note Principal Due                                        963,958.96
      Additional amount due for floor payment                            90,274.35
      Additional Class A Principal Due                                        0.00
                                                                     -------------
      Class A Principal Paid                                          1,054,233.31

      Class A Overdue Principal                                               0.00
                                                                     -------------

      Current Month Class A Principal Balance                        12,724,545.17

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

CLASS B-1 INTEREST SCHEDULE

      Prior Month Class B-1 Principal Balance                          640,873.82
      Class B-1 Certificate Rate                                             7.63%
      One twelfth of Class B-1 Certificate Rate                              0.64%
      Class B-1 Certificate Interest                                     4,074.89
      Prior Month Class B-1 Overdue Interest                                 0.00

      Class B-1 Interest Due                                             4,074.89
      Class B-1 Interest Paid                                            4,074.89

      Current Month Class B-1 Overdue Interest                               0.00

CLASS B-1 PRINCIPAL SCHEDULE

      Prior Month Class B-1 Principal Balance                          640,873.82
      Class B-1 Percentage                                                   4.00%
      Base Principal Amount                                          1,120,882.51
      Class B-1 Base Principal Distribution Amount                      44,835.30
      Prior Month B-1 Overdue Principal                                      0.00
      Additional amount due for floor payment                            4,198.81
                                                                    -------------
      Total B-1 Note Principal Due                                      49,034.11

      Class B-1 Principal Paid                                          49,034.11


      Class B-1 Overdue Principal                                            0.00

      Current Month Class B-1 Principal Balance                        591,839.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

CLASS B-2 INTEREST SCHEDULE

      Prior Month Class B-2 Principal Balance                           640,873.82
      Class B-2 Certificate Rate                                              8.17%
      One twelfth of Class B-2 Certificate Rate                               0.68%
      Class B-2 Certificate Interest                                      4,363.28
      Prior Month Class B-2 Overdue Interest                                  0.00

      Class B-2 Interest Due                                              4,363.28
      Class B-2 Interest Paid                                             4,363.28

      Current Month Class B-2 Overdue Interest                                0.00

CLASS B-2 PRINCIPAL SCHEDULE

      Prior Month Class B-2 Principal Balance                           640,873.82
      Class B-2 Percentage                                                    4.00%
      Base Principal Amount                                           1,120,882.51
      Class B-2 Base Principal Distribution Amount                       44,835.30
      Prior Month B-1 Overdue Principal                                       0.00
      Additional amount due for floor payment                             4,198.81
                                                                     -------------
      Total B-1 Note Principal Due                                       49,034.11

      Class B-2 Principal Paid                                           49,034.11

      Class B-2 Overdue Principal                                             0.00

      Current Month Class B-2 Principal Balance                         591,839.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


FLOOR TEST
      Initial ADCPB                                                                      85,790,915.00
      Floor percent                                                                               3.50%
                                                                                         -------------
      Floor                                                                               3,002,682.03

      Ending ADCPB                                                                       16,894,573.54

less
Beginning Balance - Class A                              13,778,778
Beginning Balance - Class B1                                640,874
Beginning Balance - Class B2                                640,874
                                                      -------------
                                                         15,060,526
less
Current Month Payment - Class A                             963,959
Current Month Payment - Class B1                             44,835
Current Month Payment - Class B2                             44,835
                                                      -------------
                                                          1,053,630                      14,006,896.55

      Excess of ending ADCPB over Note balance after initial payments                     2,887,676.99

      Excess (deficit) of excess balance over floor                                        (115,005.04)
      Cash available after payment of regular payments                                       98,671.96
                                                                                         -------------
      Additional payment to certificate holders                                              98,671.96


ADJUSTED FLOOR TEST
      Ending ADCPB                                                                       16,894,573.54

      less
      Beginning Balance - Class A                        13,778,778
      Beginning Balance - Class B1                          640,874
      Beginning Balance - Class B2                          640,874
                                                      -------------
                                                         15,060,526
      less
      Current Month Payment - Class A                     1,054,233
      Current Month Payment - Class B1                       49,034
      Current Month Payment - Class B2                       49,034
                                                      -------------
                                                          1,152,302                      13,908,224.59

      Excess of ending ADCPB over Note balance after initial payments                     2,986,348.95

      Excess (deficit) of excess balance over floor                                         (16,333.08)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

SERVICING FEE SCHEDULE

      Prior Month ADCPB                                                  18,015,456
      Servicer Fee Rate                                                      0.5000%
      One-twelfth                                                            0.0417%
      Servicer Fee                                                         7,506.44

      Prior Servicer Fee Arrearage                                             0.00
      Servicer Fee Due                                                     7,506.44

      Servicer Fee Paid                                                    7,506.44

      Current Servicing Fee Arrearage                                          0.00

BACK-UP SERVICING FEE SCHEDULE

      Prior Month ADCPB                                                  18,015,456
      Back-Up Servicer Fee Rate                                              0.0130%
      One-twelfth                                                            0.0011%
      Back-up Servicer Fee                                                   195.17

      Prior Back-Up Servicer Fee Arrearage                                     0.00
      Total Back-Up Servicer Fee Due                                         195.17

      Back-Up Servicer Fee Paid                                              195.17

      Current Back-Up Servicing Fee Arrearage                                  0.00


TRUSTEE FEE SCHEDULE

      Trustee Fee                                                            291.67
      Trustee Fee Rate                                                       0.0100%

      Prior Trustee Fee Arrearage                                              0.00
      Total Trustee Fee Due                                                  291.67

      Trustee Fee Paid                                                       291.67

      Current Trustee Fee Arrearage                                            0.00


CERTIFICATE PREMIUM SCHEDULE

      Class A Certificate Principal Balance                           13,778,778.48
      Monthly Premium Rate                                                   0.0208%
      Prior Premium Arrearage                                                  0.00
      Premium Amount Due                                                   2,871.00

      Premium Amount Paid                                                  2,871.00

      Current Premium Arrearage                                                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)   A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)   A Delinquency Trigger Event has occurred and is continuing; or

(j)   An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


                                                                         No

      (a)  Event of Servicer Termination (Yes/No)                        No
                                                                      --------

      (b)  Certificate Insurer makes an Insured Payment                  No
                                                                      --------

      (a)  Gross Charge-Off Event (Yes/No)                               No
                                                                      --------

      (b)  Delinquency Trigger Event                                     No
                                                                      --------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)


                                                                                               Gross
                                         Gross                      Gross                   Charge-Off
                                       Defaults     Recoveries   Charge-Offs      ADCPB        Ratio
                                      ----------    ----------   -----------   ----------   ----------
2 months prior                            88,144        84,880        3,264    19,347,577         0.20%
1 month prior                              7,115        12,749       (5,634)   18,015,456        (0.38)%
Current                                   37,731        33,461        4,269    17,005,851         0.30%


3 Month Gross Charge-Off Ratio                                                                    0.04%
Maximum Allowed                                                                                   2.50%


30+ DELINQUENCIES
                                                                         Monthly
                                     Delinquencies         ADCPB      Delinquencies
                                     -------------    -------------   -------------
2 months prior                           1,073,629       19,347,577            5.55%
1 month prior                              961,133       18,015,456            5.34%
Current month                            1,022,936       17,005,851            6.02%

                     Delinquency Ratio:                                        5.63%
                     Maximum Delinquency Ratio:                                6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS




      (a)  Gross Defaults (>=180)                                        No
                                                                      --------

      (b)  Issuer Delinquency Trigger Ratio                              No
                                                                      --------


GROSS DEFAULTS (>=180)

                                                Monthly Gross                       Monthly
                                                   Defaults           ADCPB      Gross Defaults
                                                -------------    -------------   --------------
Current month                                               0       17,005,851           0.0000%
1 month prior                                               0       18,015,456           0.0000%
2 months prior                                              0       19,347,577           0.0000%
                                                -------------    -------------   --------------
Sum/Average                                                 0       18,122,961           0.0000%
                                                                                              4
Gross Defaults                                                                             0.00%

         i A    Subordinated Percentage                                                   21.18%
        ii B    WAL of Remaining Leases                                                    1.71
                Two                                                                           2
                Ratio (i/ii)/2                                                             6.21%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                     Monthly
                                Delinquencies        ADCPB        Delinquencies
                                -------------    -------------   --------------
2 months prior                        186,633       19,347,577            0.96%
1 month prior                         116,462       18,015,456            0.65%
Current month                         173,642       17,005,851            1.02%


                     Issuer Delinquency Trigger Ratio:                    0.88%
                     Maximum Ratio Allowed:                               2.50%


EARLY AMORTIZATION EVENT



      (1)  Is Subordination Level < 14%                                  No
                                                                      --------

      (2)  Has a Gross Charge-Off Event Occurred?                        No
                                                                      --------

      (3)  Has a Delinquency Event Occurred?                             No
                                                                      --------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000



          Aging/Delinquency Statistics

                                                                             ADCPB           Total
                                                                         -------------   -------------
Current                                                                     15,982,915           93.98%
31-60 Days Past Due                                                            518,733            3.05%
61-90 Days Past Due                                                            330,561            1.94%
91+ Days Past Due                                                              173,642            1.02%
                                                                         -------------   -------------

Total                                                                       17,005,851          100.00%


Certificate Factors

Class A Notes                                                              0.172465613
Class B-1 Notes                                                            0.172465709
Class B-2 Notes                                                            0.172465709


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                 85,790,915.00
Maximum Substitution (10% of Initial)                                     8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)              4,289,545.75

Prior month Cumulative ADCPB Substituted                                  4,134,055.76
Current month ADCPB Substituted                                                     --
                                                                         -------------
Cumulative ADCPB Substituted                                              4,134,055.76

Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                 --
                                                                         -------------
Cumulative ADCPB Substituted for Defaulted Contracts                      1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                     13,403,232.33
Current month ADCPB prepaid                                                  66,829.85
                                                                         -------------
Cumulative ADCPB prepaid                                                 13,470,062.18

Prior month Cumulative ADCPB Defaulted                                    5,927,284.08
Current month ADCPB Defaulted                                                37,730.82
                                                                         -------------
Cumulative ADCPB Defaulted                                                5,965,014.90

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                125,518.14


LOCKBOX ACCOUNT
       Transfer of prior period Payments not yet transferred to Collection Account        (97,124.46)
       Transfer of prior period Excluded Amounts not yet transferred                      (68,324.09)
       Collections Received [5.02 (b)(d)]                                               1,188,751.55
       Excluded Amounts [5.02 (d)][Definition]                                           (414,181.61)
       Collections on Deposit due Collection Account [5.02 (d)]                          (661,875.81)

       Ending Balance                                                                      72,763.72


COLLECTION ACCOUNT
       BEGINNING BALANCE, DECEMBER 1, 1999                                                                 797,687.23


       ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
       Add:  Servicer Advance                                                                              454,443.69
       Add:  Payments due Collection Account from last 2 business days prior period                         97,124.46
       Add:  Add'l transfers                                                                                     0.00
       Add: Amounts to Collection Acct from Security deposit account                                             0.00
       Less: Total distributions on  December 10, 1999                                                  (1,349,255.38)
       ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 2000

       Aggregate Amount of Actual Payments [6.01 b (i)]                                                    661,875.81
       Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
       Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
       Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
       Add: Any Investment Earnings [6.01 b (v)]                                                             2,839.48
       Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
       Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
       Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
       Add: Security Deposits Related to Prepayment                                                              0.00
       Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
       Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
       Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                                           0.00
       Less: Payments due Collection Acct. from last 2 business days in calendar mo.                             0.00

       Ending balance on April 30, 2000 and May 1, 2000                                                    664,715.29

       Add: Servicer Advances to be deposited on Determination Date                                        433,190.05
       Add: Payments due Collection Acct from last 3 business days                                         152,352.49
       Add: Payments not yet transferred to the Collection Account                                               0.00
       Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

       Adjusted Collection Account Balance                                                               1,250,257.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

SECURITY DEPOSIT ACCOUNT

Beginning  Balance                                                     155,041.50
Add: Balance deposited on closing date                                       0.00
Add: Security Deposits [6.02 b]                                              0.00
Less: Amounts to Collection Account [6.02 c]                                 0.00
Add:  Investment Earnings                                                  757.80
                                                                    -------------

Ending balance on April 30, 2000                                       155,799.30

Less: Amounts to Collection Account [6.02 c]                                 0.00

Adjusted Security Deposit  Account Balance                             155,799.30


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


       Beginning Balance                                                                            0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]        0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                       0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       0.00
                                                                                                  ------

Ending balance on April 30, 2000                                                                    0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]        0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       0.00
                                                                                                  ------

Adjusted New Transferred Property Funding Account Balance                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000



AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                   1,250,257.83

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

       (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                      0.00

       (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                  0.00

       (iii)   Aggregate of: [6.06 c (iii)]
               (A) Unreimbursed Servicer Advances from prior periods                                                          0.00
               (B) Servicer Fee and unpaid Servicer Fee                                                                   7,506.44
               (C) Servicing Charges inadvertently deposited in Collection Account                                            0.00

       (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                      195.17

       (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                        2,871.00

       (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                        291.67

       (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                  78,653.86

       (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                              4,074.89

       (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                4,363.28

       (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                    963,958.96

       (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                            0.00

       (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]              44,835.30
               provided no restricting event exists

       (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]             44,835.30
               provided no restricting event or issuer restricting event exists

       (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                             0.00

       (xv)    Prepayments optionally transferred to collection account and disbursed in                                      0.00
               consideration of the transfer of New Transferred Property not in excess of
               $5,000,000 [6.06 c (xv)]

       (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                   0.00
               Net of Additional Principal Distribution to Class A, B1 & B2.

               a.  Class A Additional Principal Distribution Amount                                                      90,274.35

               b.  Class B1 Additional Principal Distribution Amount                                                      4,198.81

               c.  Class B2 Additional Principal Distribution Amount                                                      4,198.81


Reviewed By:



--------------------------------------------------------------------------------
E. ROGER GEBHART
EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000



ADCPB BALANCE
Initial ADCPB                                                       72,024,925.77
Prior Month ADCPB                                                   24,580,152.39
Current Month ADCPB (Before addition of New Property)               23,628,976.24
Base Principal Amount (Prior - Current)                                951,176.15
Add:  ADCPB of New Transferred Property                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                      23,628,976.24

CLASS A INTEREST SCHEDULE

       Prior Month Class A Principal Balance                        21,100,616.50
       Class A Certificate Rate                                              6.29%
       One twelfth of Class A Certificate Rate                               0.52%
       Class A Certificate Interest                                    110,602.40
       Prior Month Class A Overdue Interest                                  0.00

       Class A Interest Due                                            110,602.40
       Class A Interest Paid                                           110,602.40

       Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

       Prior Month Class A Principal Balance                        21,100,616.50
       Class A Percentage                                                   88.00%
       Base Principal Amount                                           951,176.15
                                                                    -------------
       Class A Base Principal Distribution Amount                      837,035.01
       Prior Month Class A Overdue Principal                                 0.00
                                                                    -------------
       Total A Note Principal Due                                      837,035.01
       Additional amount due for floor payment                          58,189.61
       Additional Class A Principal Due                                      0.00
                                                                    -------------
       Class A Principal Paid                                          895,224.62

       Class A Overdue Principal                                             0.00
                                                                    -------------

       Current Month Class A Principal Balance                      20,205,391.88

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

CLASS B-1 INTEREST SCHEDULE

       Prior Month Class B-1 Principal Balance                             719,338.88
       Class B-1 Certificate Rate                                                7.01%
       One twelfth of Class B-1 Certificate Rate                                 0.58%
       Class B-1 Certificate Interest                                        4,202.14
       Prior Month Class B-1 Overdue Interest                                    0.00

       Class B-1 Interest Due                                                4,202.14
       Class B-1 Interest Paid                                               4,202.14

       Current Month Class B-1 Overdue Interest                                  0.00

CLASS B-1 PRINCIPAL SCHEDULE

       Prior Month Class B-1 Principal Balance                             719,338.88
       Class B-1 Percentage                                                      3.00%
       Base Principal Amount                                               951,176.15
       Class B-1 Base Principal Distribution Amount                         28,535.28
       Prior Month B-1 Overdue Principal                                         0.00
       Additional amount due for floor payment                               1,983.74
       Total B-1 Note Principal Due                                         30,519.02
                                                                        -------------

       Class B-1 Principal Paid                                             30,519.02


       Class B-1 Overdue Principal                                               0.00

       Current Month Class B-1 Principal Balance                           688,819.86

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


CLASS B-2 INTEREST SCHEDULE

       Prior Month Class B-2 Principal Balance                          599,449.24
       Class B-2 Certificate Rate                                             8.22%
       One twelfth of Class B-2 Certificate Rate                              0.69%
       Class B-2 Certificate Interest                                     4,106.23
       Prior Month Class B-2 Overdue Interest                                 0.00

       Class B-2 Interest Due                                             4,106.23
       Class B-2 Interest Paid                                            4,106.23

       Current Month Class B-2 Overdue Interest                               0.00

CLASS B-2 PRINCIPAL SCHEDULE

       Prior Month Class B-2 Principal Balance                          599,449.24
       Class B-2 Percentage                                                   2.50%
       Base Principal Amount                                            951,176.15
       Class B-2 Base Principal Distribution Amount                      23,779.40
       Prior Month B-1 Overdue Principal                                      0.00
       Additional amount due for floor payment                            1,653.11
       Total B-2 Note Principal Due                                      25,432.51

       Class B-2 Principal Paid                                          25,432.51

       Class B-2 Overdue Principal                                            0.00

       Current Month Class B-2 Principal Balance                        574,016.72

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


FLOOR TEST

       Initial ADCPB                                                                            72,024,925.77
       Floor percent                                                                                     3.00%
                                                                                                -------------
       Floor                                                                                     2,160,747.77

       Ending ADCPB                                                                             23,628,976.24

       less
       Beginning Balance - Class A                                   21,100,617
       Beginning Balance - Class B1                                     719,339
       Beginning Balance - Class B2                                     599,449
                                                                     ----------
                                                                     22,419,405
       less
       Current Month Payment - Class A                                  837,035
       Current Month Payment - Class B1                                  28,535
       Current Month Payment - Class B2                                  23,779
                                                                     ----------
                                                                        889,350                 21,530,054.93

       Excess of ending ADCPB over Note balance after initial payments                           2,098,921.31

       Excess (deficit) of excess balance over floor                                               (61,826.46)
       Cash available after payment of regular payments                                            112,109.97
                                                                                                -------------
       Additional payment to certificate holders                                                    61,826.46


ADJUSTED FLOOR TEST
       Ending ADCPB                                                                             23,628,976.24

       less
       Beginning Balance - Class A                                   21,100,617
       Beginning Balance - Class B1                                     719,339
       Beginning Balance - Class B2                                     599,449
                                                                     ----------
                                                                     22,419,405
       less
       Current Month Payment - Class A                                  895,225
       Current Month Payment - Class B1                                  30,519
       Current Month Payment - Class B2                                  25,433
                                                                     ----------
                                                                        951,176                 21,468,228.47

       Excess of ending ADCPB over Note balance after initial payments                           2,160,747.77

       Excess (deficit) of excess balance over floor                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


SERVICING FEE SCHEDULE

       Prior Month ADCPB                                                   24,580,152
       Servicer Fee Rate                                                       0.5000%
       One-twelfth                                                             0.0417%
       Servicer Fee                                                         10,241.73

       Prior Servicer Fee Arrearage                                              0.00
       Servicer Fee Due                                                     10,241.73

       Servicer Fee Paid                                                    10,241.73

       Current Servicing Fee Arrearage                                           0.00

BACK-UP SERVICING FEE SCHEDULE

       Prior Month ADCPB                                                   24,580,152
       Back-Up Servicer Fee Rate                                               0.0200%
       One-twelfth                                                             0.0017%
       Back-up Servicer Fee                                                    409.67

       Prior Back-Up Servicer Fee Arrearage                                      0.00
       Total Back-Up Servicer Fee Due                                          409.67

       Back-Up Servicer Fee Paid                                               409.67

       Current Back-Up Servicing Fee Arrearage                                   0.00


TRUSTEE FEE SCHEDULE

       Trustee Fee                                                             291.67
       Trustee Fee Rate                                                        0.0100%

       Prior Trustee Fee Arrearage                                               0.00
       Total Trustee Fee Due                                                   291.67

       Trustee Fee Paid                                                        291.67

       Current Trustee Fee Arrearage                                             0.00


CERTIFICATE PREMIUM SCHEDULE

       Class A Certificate Principal Balance                            21,100,616.50
       Monthly Premium Rate                                                    0.0200%
       Prior Premium Arrearage                                                   0.00
       Premium Amount Due                                                    4,220.00

       Premium Amount Paid                                                   4,220.00

       Current Premium Arrearage                                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)   A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)   A Delinquency Trigger Event has occurred and is continuing; or

(j)   An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

RESTRICTING EVENT CALCULATIONS

       (a)   Event of Servicer Termination (Yes/No)                     No
                                                                     ---------

       (b)   Certificate Insurer makes an Insured Payment               No
                                                                     ---------

       (a)   Gross Charge-Off Event (Yes/No)                            No
                                                                     ---------

       (b)   Delinquency Trigger Event                                  No
                                                                     ---------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                           Gross                            Gross                           Monthly
                                          Defaults        Recoveries     Charge-Offs         ADCPB        Charge-Offs
                                       -------------    -------------   -------------    -------------   -------------
2 months prior                               299,751          280,808          18,943       25,595,857            0.89%
1 month prior                                 39,006           30,556           8,450       24,580,152            0.41%
Current                                       27,790           42,363         (14,573)      23,743,845           (0.74)%


3 Month Gross Charge-Off Ratio                                                                                    0.19%
Maximum Allowed                                                                                                   2.50%


30+ DELINQUENCIES



                                                                                       Monthly
                                                  Delinquencies         ADCPB       Delinquencies
                                                  -------------    -------------    -------------
2 months prior                                        1,081,737       25,595,857            4.23%
1 month prior                                         1,176,884       24,580,152            4.79%
Current month                                         1,406,189       23,743,845            5.92%

                     Delinquency Ratio:                                                     4.98%
                     Maximum Delinquency Ratio:                                             7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

        (a)   Gross Defaults (>=180)                            No
                                                             --------

        (b)   Issuer Delinquency Trigger Ratio                  No
                                                             --------


GROSS DEFAULTS (>=180)

                                                                            Monthly
                                          Gross Defaults       ADCPB     Gross Defaults
                                          --------------    -----------  ---------------
Current                                                0     23,743,845           0.0000%
1 month prior                                          0     24,580,152           0.0000%
2 months prior                                         0     25,595,857           0.0000%
                                          --------------    -----------  ---------------
Sum/Average                                            0     24,639,952           0.0000%
                                                                                       4
Gross Defaults                                                                      0.00%

        i A  Subordinated Percentage                                               11.57%
       ii B  WAL of Remaining Leases                                                2.08
             Two                                                                    2.00
             Ratio (i/ii)/2                                                         2.79%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)


                                                                                                   Monthly
                                                               Delinquencies        ADCPB       Delinquencies
                                                               -------------    -------------   -------------
2 months prior                                                       176,535       25,595,857            0.69%
1 month prior                                                        239,614       24,580,152            0.97%
Current month                                                        107,809       23,743,845            0.45%


                     Issuer Delinquency Trigger Ratio:                                                   0.71%
                     Maximum Ratio Allowed:                                                              2.50%


EARLY AMORTIZATION EVENT

        (1)  Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                                    --------

        (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                                    --------

        (3)  Has a Delinquency Event Occurred?                         No
                                                                    --------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000

          Aging/Delinquency Statistics

                                                                               ADCPB           Total
                                                                         ---------------   ---------------
Current                                                                       22,337,656             94.08%
31-60 Days Past Due                                                              793,272              3.34%
61-90 Days Past Due                                                              505,108              2.13%
91+ Days Past Due                                                                107,809              0.45%
                                                                         ---------------   ---------------

Total                                                                         23,743,845            100.00%


Certificate Factors

Class A Notes                                                                0.318790005
Class B-1 Notes                                                              0.318789903
Class B-2 Notes                                                              0.318789968


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                   72,024,925.77
Maximum Substitution (10% of Initial)                                       7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)                3,601,246.29

Prior month Cumulative ADCPB Substituted                                    3,302,459.86
Current month ADCPB Substituted                                                       --
                                                                         ---------------
Cumulative ADCPB Substituted                                                3,302,459.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts            1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                   --
                                                                         ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                        1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                       11,150,621.15
Current month ADCPB prepaid                                                    65,191.07
                                                                         ---------------
Cumulative ADCPB prepaid                                                   11,215,812.22

Prior month Cumulative ADCPB Defaulted                                      4,316,811.23
Current month ADCPB Defaulted                                                  27,789.77
                                                                         ---------------
Cumulative ADCPB Defaulted                                                  4,344,601.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000



BEGINNING ACCOUNT BALANCES                                                                  85,957.75


LOCKBOX ACCOUNT
       Transfer of prior period Payments not yet transferred to Collection Account         (73,332.74)
       Transfer of prior period Excluded Amounts not yet transferred                       (51,319.59)
       Collections Received [5.02 (b)(d)]                                                1,107,808.49
       Excluded Amounts [5.02 (d)][Definition]                                            (476,784.32)
       Collections on Deposit due Collection Account [5.02 (d)]                           (517,562.62)

       Ending Balance                                                                       74,766.97



COLLECTION ACCOUNT
       BEGINNING BALANCE, APRIL 1, 2000                                                                    643,461.17

       ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 2000
       Add:  Servicer Advance                                                                              465,752.05
       Add:  Payments due Collection Account from last 2 business days prior period                         73,332.74
       Add:  Add'l transfers                                                                                     0.00
       Add:  Amounts to Collection Acct from Security deposit account                                            0.00
       Less: Total distributions on  April 10, 2000                                                     (1,182,545.96)
       ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 2000
       Aggregate Amount of Actual Payments [6.01 b (i)]                                                    517,562.62
       Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
       Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
       Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
       Add: Any Investment Earnings [6.01 b (v)]                                                             2,054.65
       Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
       Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
       Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
       Add: Security Deposits Related to Prepayment                                                              0.00
       Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
       Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
       Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                                           0.00
       Less: Payments due Collection Acct. from last 2 business days in calendar mo                              0.00

       Ending balance on April 30, 2000 and May 1, 2000                                                    519,617.27

       Add: Servicer Advances to be deposited on Determination Date                                        460,838.84
       Add: Payments due Collection Acct from last 3 business days                                         155,077.39
       Add: Payments not yet transferred to the Collection Account                                               0.00
       Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

       Adjusted Collection Account Balance                                                               1,135,533.50

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000



SECURITY DEPOSIT ACCOUNT

Beginning  Balance                                                                0.00
Add: Balance deposited on closing date                                            0.00
Add: Security Deposits [6.02 b]                                                   0.00
Less: Amounts to Collection Account [6.02 c]                                      0.00
Add:  Investment Earnings                                                         0.00
                                                                            ----------

Ending balance on April 30, 2000                                                  0.00

Less: Amounts to Collection Account [6.02 c]                                      0.00

Adjusted Security Deposit  Account Balance                                        0.00



NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

Beginning Balance                                                                                   0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]        0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                       0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       0.00
                                                                                                  ------

Ending balance on April 30, 2000                                                                    0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]        0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       0.00
                                                                                                  ------

Adjusted New Transferred Property Funding Account Balance                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 2000




AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                            1,135,533.50



DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

       (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                      0.00

       (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                  0.00

       (iii)   Aggregate of: [6.06 c (iii)]
                  (A) Unreimbursed Servicer Advances from prior periods                                                       0.00
                  (B) Servicer Fee and unpaid Servicer Fee                                                               10,241.73
                  (C) Servicing Charges inadvertently deposited in Collection Account                                         0.00

       (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                      409.67

       (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                        4,220.00

       (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                        291.67

       (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                 110,602.40

       (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                              4,202.14

       (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                4,106.23

       (x)     Class A Base Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                    837,035.01

       (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                            0.00

       (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]               28,535.28
               provided no restricting event exists

       (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]              23,779.40
               provided no restricting event or issuer restricting event exists

       (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                             0.00

       (xv)    Prepayments optionally transferred to collection account and disbursed in                                      0.00
               consideration of the transfer of New Transferred Property not in excess of
               $5,000,000 [6.06 c (xv)]

       (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              50,283.51
               Net of Additional Principal Distribution to Class A, B1 & B2.

                  a.  Class A Additional Principal Distribution Amount                                                   58,189.61

                  b.  Class B1 Additional Principal Distribution Amount                                                   1,983.74

                  c.  Class B2 Additional Principal Distribution Amount                                                   1,653.11



       Reviewed By:



--------------------------------------------------------------------------------
E. ROGER GEBHART
EXECUTIVE VICE PRESIDENT & TREASURER